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                                                                    EXHIBIT 23.3




CONSENT OF INDEPENDENT FORESTERS

We consent to the reference to our firm under the heading "Experts" in the prospectus constituting part of this Registration Statement on Form S-11.



                                                     MASON, BRUCE & GIRARD, INC.
                                                     /s/ KENNETH M. VROMAN


Portland, Oregon
April 13, 1999